Prudential Investment Management, Inc. and the Noteholders signatory hereto
c/o Prudential Capital Group
2029 Century Park East, Suite 710
Los Angeles, CA 90067
As of September 27, 2013
ALEXANDER & BALDWIN, LLC
ALEXANDER & BALDWIN, INC.
822 Bishop Street
Honolulu, Hawaii 96801-3440

Re:	Modification to Agreement
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of June 4, 2012 (as amended or otherwise modified from time to time, the “Agreement”), by and among Alexander & Baldwin, LLC, a Hawaii limited liability company (the “Company”), Alexander & Baldwin, Inc., a Hawaii corporation (“Holdings”), and the other Guarantors from time to time party thereto, Prudential and each Prudential Affiliate (as defined therein) that is or may become bound by certain provisions thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.
Reference also is made to that certain Revolving Line of Credit Agreement, dated as of January 26, 2009 (as amended or otherwise modified from time to time, the “GLP Asphalt Credit Agreement”), between First Hawaiian Bank and GLP Asphalt LLC.
1.    Modification to Agreement. Pursuant to the provisions of paragraph 12C of the Agreement, and subject to the terms and conditions of this letter agreement, the undersigned holders of Notes (the “Noteholders”), the Company and Holdings hereby agree that the GLP Asphalt Credit Agreement will not be deemed to constitute a Principal Credit Facility notwithstanding anything to the contrary in the definition of the term “Principal Credit Facility” for so long as the aggregate of the outstanding principal and the unutilized commitment amounts for all credit facilities under the GLP Asphalt Credit Agreement does not exceed $40,000,000.
2.    Limitation of Modification. The modification effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification. Except as expressly set forth in this letter agreement, each of the Agreement and the documents related to the Agreement shall continue in full force and effect.
3.    Representations and Warranties. The Company hereby represents and warrants as follows: (i) No Default or Event of Default has occurred and is continuing; (ii) each of the Company’s and Holdings’ entering into and performance of the Agreement, as modified by this letter agreement, have been duly authorized by all necessary limited liability company or corporate (as applicable) and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of each of the Company and Holdings, enforceable against such Person in accordance with its respective terms except as the enforceability thereof may be limited by

SAN_FRANCISCO/#11326.2

bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and (iv) after giving effect to this letter agreement, each of the representations and warranties of each of the Company and Holdings set forth in the Agreement is true, correct and complete as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date).
4.    Reaffirmation of Guaranties. Each of the Guarantors hereby (a) consents to the modification and the other transactions contemplated hereby, (b) confirms its obligations under the Multiparty Guaranty (and any Joinder Agreement executed in connection therewith) and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations, (c) reaffirms its obligations under each of the other Transaction Documents to which it is a party, and (d) acknowledges that the Multiparty Guaranty (and any Joinder Agreement executed in connection therewith) continues in full force and effect in respect of, and to secure, the obligations under the Agreement, the Notes and the other Transaction Documents.
5.    Effectiveness.    This letter agreement shall become effective on the date on which: (i) the Noteholders shall have received a fully executed counterpart of this letter agreement from the Company and Holdings; and (ii) the Company shall have paid Vedder Price P.C. its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.
6.    Miscellaneous.
(a)    This document may be executed in multiple counterparts, which together shall constitute a single document. Delivery of executed counterparts of this letter agreement by telefacsimile or other secure electronic format (pdf) shall be effective as an original.
(b)    This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
[Remainder of the page intentionally left blank]

SAN_FRANCISCO/#11326.2

If you are in agreement with the foregoing, please sign the counterpart of this letter agreement in the space indicated below and return it to the Noteholders at the above address whereupon, subject to the conditions expressed herein, it shall become a binding agreement among each party named as a signatory hereto.
Sincerely,
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
By:/s/ Cornelia Cheng
Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA
By:/s/ Cornelia Cheng
Title: Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:    Prudential Investment Management,     Inc., as investment manager
By:/s/ Cornelia Cheng
Title: Vice President
GIBRALTAR LIFE INSURANCE CO., LTD.

By:    Prudential Investment Management     (Japan), as Investment Manager
By:    Prudential Investment Management,     Inc., as Sub-Adviser
By:/s/ Cornelia Cheng
Title: Vice President

SAN_FRANCISCO/#11326.2

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:    Prudential Investment Management     (Japan), as Investment Manager
By:    Prudential Investment Management,     Inc., as Sub-Adviser
By:/s/ Cornelia Cheng
Title: Vice President
PRUCO LIFE INSURANCE COMPANY
By:/s/ Cornelia Cheng
Title: Assistant Vice President
PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY
By:/s/ Cornelia Cheng
Title: Assistant Vice President
FARMERS INSURANCE EXCHANGE

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

SAN_FRANCISCO/#11326.2

MID CENTURY INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

FORETHOUGHT LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

THE PENN INSURANCE AND ANNUITY COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng

SAN_FRANCISCO/#11326.2

Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY

By: Prudential Investment Management, Inc., as investment manager

By: /s/ Cornelia Cheng
Name:    Cornelia Cheng
Title:    Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

COMPANION LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

MTL INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

SAN_FRANCISCO/#11326.2

PHYSICIANS MUTUAL INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Cornelia Cheng
Vice President

SAN_FRANCISCO/#11326.2

Accepted and agreed to
as of the date first
appearing above:
ALEXANDER & BALDWIN, LLC, a Hawaii limited liability company
By: /s/ Nelson N. S. Chun
Its: Senior Vice President
and Chief Legal Officer

By: /s/ Paul K. Ito
Its: Senior Vice President, Chief Financial
Officer, Treasurer and Controller

ALEXANDER & BALDWIN, INC. a Hawaii corporation
By: /s/ Nelson N. S. Chun
Its: Senior Vice President
and Chief Legal Officer

By: /s/ Paul K. Ito
Its: Senior Vice President, Chief Financial
Officer, Treasurer and Controller

SAN_FRANCISCO/#11326.2